SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS




         The section in Part 1 of the Statement of Additional Information for the Evergreen International and Global Growth Funds entitled "Investment Policies" is revised to reflect the following:

2.       Concentration

         Each Fund, other than Latin America and Precious Metals, may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund, other than Latin America and Precious Metals, may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities
issued   or   guaranteed   by  the   U.S.   government   or  its   agencies   or
instrumentalities).

         Latin America concentrates (invests more than 25% of its total assets) in securities of issuers primarily engaged in the energy, telecommunications, and utility industries.

         Precious Metals concentrates (invests more than 25% of its total assets) in securities related to mining, processing or dealing in gold or other precious metals and minerals.


June 9, 1999                                             549316  6/99